Exhibit 10.11
                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


                  THIS SECOND AMENDMENT (this "Amendment"), to LOAN AND SECURITY AGREEMENT, dated as of October 22, 1997, among GENERAL DATACOMM INDUSTRIES, INC., GENERAL DATACOMM, INC., GDC FEDERAL SYSTEMS, INC., GDC NAUGATUCK, INC., VITAL NETWORK SERVICES, L.L.C. (as successor by merger to Vital Network Services, Inc.) (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), THE CIT GROUP/BUSINESS CREDIT, INC., as co-agent (in such capacity, the "Co-Agent") for the Lenders and TRANSAMERICA BUSINESS CREDIT CORPORATION, as agent (in such capacity, the "Agent") for the Lenders, is made as of October 13, 1998 among the Borrowers, the undersigned Lenders and the Agent.


                              W I T N E S S E T H :


                  WHEREAS, the Borrowers, the Lenders, the Co-Agent and the Agent are parties to the Loan and Security Agreement, dated as of October 22, 1997 (as heretofore amended, the "Loan Agreement"; capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement unless otherwise defined herein); and

                  WHEREAS, the parties hereto desire to amend the Loan Agreement in the manner set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:


     1. Amendment to Loan Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions to effectiveness set forth in
Section 2 hereof, the Loan Agreement is hereby amended as follows:

     (a) Section 1.1 of the Loan Agreement is amended by adding the following definition in the proper alphabetical order:

          "'Settlement Date' has the meaning specified in Section 2.3(b)(ii)."

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     (b) Section 2.3 of the Loan  Agreement  is amended and restated as follows:
"SECTION 2.3. Procedure for Borrowing; Settlement Procedures.

                           (a) Each borrowing shall be made on notice, given not
                  later than 4:00 P.M. (Chicago time) on the Business Day immediately preceding the date of the proposed borrowing, by GDC to the Agent. Each such notice of a borrowing (a "Notice of Borrowing") shall be by telecopier, in substantially the form of Exhibit M, specifying therein the requested (i) date of such borrowing and (ii) aggregate amount of such borrowing. The Agent may, on behalf of the Lenders, disburse funds to GDC, for the benefit of the Borrowers, for Revolving Credit Loans requested by GDC. Each Lender shall reimburse the Agent at the time set forth in Section 2.3(c) for all funds disbursed on its behalf by the Agent, or if the Agent so requests, each Lender will remit to the Agent its pro rata share of any Revolving Credit Loan before the Agent disburses the same to GDC, for the benefit of the Borrowers. If the Agent elects to require that each Lender make funds available to the Agent prior to a disbursement by the Agent to GDC, the Agent shall advise each Lender by telephone (but not voicemail) or telecopier of the amount of such Lender's pro rata share of the Revolving Credit Loan requested by GDC no later than 10:00 A.M. (Chicago time), on the borrowing date applicable thereto, and such Lender shall make available to the Agent such Lender's pro rata share of such requested Revolving Credit Loan, in same day funds, by wire transfer to the Agent's account specified in Section 2.8(a) prior to 12:00 Noon (Chicago time), on the borrowing date applicable thereto.

                           (b)  (i)  In  order  to  minimize  the  frequency  of
                  transfers  of  funds   between  the  Agent  and  each  Lender,
                  notwithstanding anything to the contrary set forth herein, Revolving Credit Loans and payments in respect thereof will be settled among the Agent and the Lenders according to the procedures described in this Section 2.3(b). These procedures notwithstanding, each Lender's obligation to fund its pro rata share of any Revolving Credit Loan made by the Agent to GDC will commence on the date such Revolving Credit Loan is made by the Agent. Such payments will be made by such Lender without setoff, counterclaim or deduction of any kind.

                           (ii) On the first  Business Day of each week, or more
                  frequently (including daily) if the Agent so elects (each such

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                  day being a  "Settlement  Date"),  the Agent will  advise each
                  Lender by telephone (but not voicemail) or telecopier of the amount of such Lender's pro rata share of the outstanding principal amount of Revolving Credit Loans as of the close of business of the first Business Day immediately preceding such Settlement Date. In the event that payments are necessary to adjust such Lender's actual pro rata share of the outstanding
                  principal   amount  of  Revolving   Credit  Loans  as  of  any
                  Settlement Date to equal the amount of such Lender's  required
                  pro  rata  share  of  the  outstanding   principal  amount  of
                  Revolving Credit Loans, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 12:00 Noon (Chicago time) on the Business Day immediately following such Settlement Date.

                           (c) Unless  the Agent  shall  have been  notified  in
                  writing by any Lender prior to a borrowing date that such Lender will not make the amount that would constitute its Revolving Credit Commitment Percentage of the borrowing on such date available to the Agent, the Agent may assume that such Lender has made such amount available to the Agent on the Business Day immediately following the next Settlement Date, and the Agent may, in reliance upon such assumption, make available to GDC a corresponding amount. If such amount is not made available to the Agent by 12:00 Noon (Chicago time) on such date, such Lender shall pay to the Agent, on demand, in addition to such Lender's Revolving Credit Commitment Percentage of such borrowing, an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such Lender's Revolving Credit Commitment Percentage of such borrowing, times (iii) a fraction the numerator of which is the number of days that elapse from and including such date to the date on which such Lender's Revolving Credit Commitment Percentage of such borrowing shall have become immediately available to the Agent and the denominator of which is 360. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this Section 2.3(c) shall be conclusive in the absence of manifest error. If such Lender's Revolving Credit Commitment Percentage of such borrowing is not made available to the Agent by such Lender by 12:00 Noon (Chicago time) on the third Business Day after such date, the Agent shall be entitled to recover, on demand, from the Borrowers, such amount with interest thereon at the rate per annum applicable to Revolving Credit Loans hereunder. For purposes of this
                  Section 2.3(c), any amounts received by the Agent on any

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

                  Business Day after 12:00 Noon (Chicago time) shall be deemed to be received by the Agent on the immediately succeeding Business Day."

     (c) Section 2.10 of the Loan Agreement is amended and restated as follows:

                           "SECTION 2.10.  Collection of  Receivables.  GDC, the
                  Agent and a Lockbox Bank shall enter into separate agreements, each in form and substance satisfactory to the Agent (each, as amended, supplemented or otherwise modified from time to time, a "Lockbox Agreement"), each of which, among other things, shall provide for the opening of an account (each, a "Lockbox Account") for the deposit of each Borrower's Collections at a Lockbox Bank. Each Borrower shall promptly direct all of its account debtors to send their remittances to a lockbox established pursuant to a Lockbox Agreement. All Collections and other amounts received by any Borrower from any of its account debtors shall promptly upon receipt be deposited into a Lockbox Account. Upon the terms and subject to the conditions set forth in the Lockbox Agreements, all amounts held in each Lockbox Account shall be wired each Business Day into an account maintained by the Agent at First National Bank of Chicago. GDC shall enter into an agreement with the Agent and a financial institution acceptable to GDC and the Agent (a "Concentration Bank") in substantially the form of Exhibit R (as amended, supplemented or otherwise modified from time to time, the "Concentration Account Agreement"). All amounts received by a Borrower from any source (except for Collections and any other amounts received by any Borrower from any of its account debtors) shall promptly upon receipt be deposited into an account (the "Concentration Account") maintained by the Agent at a Concentration Bank. Upon and subject to the terms and subject to the conditions set forth in the Concentration Account Agreement, all amounts held in the Concentration Account shall be transferred each Business Day into an account maintained by the Agent at First National Bank of Chicago. The Agent will credit all such payments to the Borrower's account, conditional upon final collection; credit will be given only for cleared funds received prior to 12:00 Noon, Chicago time, by the Agent at its account at First National Bank of Chicago (Account #51-011-90), or such other bank as the Agent may designate; provided, however, that for purposes of calculating interest due to the Agent for the benefit of the Lenders, credit will be given to collections one Business Day after receipt of cleared funds. In all cases, the Loan Account will

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

                  be credited only with the net amounts actually received in payment of Receivables."

     (d) Section 7.1(k)(iv) of the Loan Agreement is amended by deleting "commencing at least two weeks prior to the date on which the first Revolving Credit Loan is made" and substituting therefor "upon the request of the Agent".

                  2.       Conditions to Effectiveness.

                           (a)      This Amendment (other than Section 1(c))
shall become effective upon the Agent's receipt of (i) counterparts of this Amendment, duly executed by the Borrowers and the Required Lenders and duly consented to by the Guarantors and (ii) the amendment to the Pledge Agreement, substantially in the form of Exhibit A, duly executed by the pledgors party thereto and the Required Lenders and duly acknowledged by Grupo GDC de Mexico, S.A. de C.V., together with the stock certificates pledged thereunder and related stock powers executed in blank.

                           (b)      Section 1(c) of this Amendment shall become
effective upon the satisfaction of the conditions precedent set forth in Section 2(a) and upon the Agent's receipt of amendments to the existing Lockbox
Agreements, duly executed by GDC and the Lockbox Bank party thereto, in each case in form and substance satisfactory to the Agent.

                  3. Authorization by Lenders. Effective as of the date hereof, each of the undersigned Lenders hereby authorizes the Agent (on behalf of such Lender) to enter into one or more new Concentration Account Agreements, new
Lockbox Agreements and amendments to the existing Lockbox Agreements and Concentration Account Agreements to carry out the purpose and intent of Section 1(c) and containing such other terms as the Agent determines to be necessary or desirable.

                  4. Covenant Regarding Mexican Stock Pledge. On or before October 31, 1998, General DataComm Industries, Inc. shall, and shall cause each of its Subsidiaries to, take all such further actions and execute all such further documents and instruments as the Agent may determine in its reasonable discretion to be necessary or desirable to perfect and protect the Liens of the Agent (and the priority status thereof) on the Collateral granted in accordance with Section 2(a)(ii).

                  5. Representations and Warranties of the Borrowers. Each of the Borrowers represents and warrants as follows:

                           (a)      Since June 30, 1998, there has occurred no
development, event or change that has had or could reasonably be expected to have a Material Adverse Effect, except as expressly set forth in the Business

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Plan  most  recently  delivered  pursuant  to  Section  7.1(k)(ii)  of the  Loan
Agreement.

                           (b)      No Default or Event of Default has occurred
and is continuing.

                           (c)      The representations and warranties of such
Borrower contained in Section 6.1 of the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date).

                           (d)      This Amendment constitutes the legal, valid
and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally and by general principles of equity.

                  6. Expenses. The Borrowers shall, jointly and severally, pay for all of the reasonable costs and expenses incurred by the Agent and the Lenders in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent and the Lenders.

                  7.       Miscellaneous.

                           (a)      Except as expressly amended herein, all of
the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect.

                           (b)      Upon the effectiveness of this Amendment,
all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and all references in the Loan Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Loan Agreement as amended by this Amendment.

                           (c)      The execution, delivery and effectiveness of
this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Agent or the Lenders under any of the Loan documents, or constitute an amendment or waiver of any provision of any of the Loan Documents.

                           (d)     This Amendment may be executed by the parties
hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

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

                           (e)  This Amendment shall constitute a Loan Document.

                  8. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

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


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                          BORROWERS

                                          GENERAL DATACOMM INDUSTRIES, INC.


                                          By: /S/ DENNIS J. NESLER
                                          Name:  Dennis J. Nesler
                                          Title: Vice President and Treasurer


                                          GENERAL DATACOMM, INC.


                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title: Vice President and Treasurer

                                          GDC FEDERAL SYSTEMS, INC.

                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title: Vice President and Treasurer

                                          GDC NAUGATUCK, INC.

                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title: Vice President and Treasurer

                                          VITAL NETWORK SERVICES, L.L.C.
                                          (as successor by merger to Vital
                                           Network Services, Inc.)

                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title: Vice President and Treasurer

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                                          LENDERS

                                          TRANSAMERICA BUSINESS CREDIT
                                           CORPORATION


                                          By:  /S/ IAN SCHNIDER
                                          Name:  Ian Schnider
                                          Title:  Senior Vice President


                                          THE CIT GROUP/BUSINESS CREDIT, INC.


                                          By: /S/ RENEE M. SINGER
                                          Name:  Renee M. Singer
                                          Title:  Vice President


                                          BANKBOSTON, N.A.


                                          By:
                                          Name:
                                          Title:


                                          AGENT

                                          TRANSAMERICA BUSINESS CREDIT
                                           CORPORATION, as Agent

                                          By: /S/ IAN SCHNIDER
                                          Name:  Ian Schnider
                                          Title: Senior Vice President


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                  Each of the  undersigned  Guarantors  hereby  consents to this
Amendment and agrees that the execution, delivery and performance of this Amendment do not in any way affect the obligations of such Guarantor under any Loan Document to which it is a party, all of which obligations are ratified and confirmed, remain absolute and unconditional and are not subject to any defense, setoff or counterclaim.

                                          GENERAL DATACOMM LTD.

                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title: Vice President and Treasurer


                                          GENERAL DATACOMM LIMITED

                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title: Vice President and Treasurer


                                          GENERAL DATACOMM INTERNATIONAL CORP.

                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title: Vice President and Treasurer

                                          GENERAL DATACOMM CHINA, LTD.


                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title: Vice President and Treasurer


                                          DATACOMM RENTAL CORPORATION

                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title:  Vice President and Treasurer

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                                          GDC REALTY, INC.

                                          By: /S/ DENNIS J. NESLER
                                          Name: Dennis J. Nesler
                                          Title:  Vice President and Treasurer

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